Long-term debt	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Long-term debt	Long-term debt:

As at	Dec 31 2020	Dec 31 2019
Unsecured notes
(i) $250 million at 5.25% due March 1, 2022	—	248,912
(ii) $300 million at 4.25% due December 1, 2024	297,999	297,607
(iii) $700 million at 5.125% due October 15, 2027	691,434	—
(iv) $700 million at 5.25% due December 15, 2029	694,282	693,822
(v) $300 million at 5.65% due December 1, 2044	295,410	295,321
	1,979,125	1,535,662
Geismar 3 construction facility at LIBOR+3%	176,335	—
Egypt limited recourse debt facilities	46,948	75,165
Other limited recourse debt facilities
(i) LIBOR+0.75% to LIBOR+2.5% due through 2019 to 2021	—	1,526
(ii) 5.58% due through June 30, 2031	69,734	73,700
(iii) 5.35% due through September 30, 2033	78,391	82,800
(iv) 5.08% due through September 15, 2036	12,839	—
	160,964	158,026
Total long-term debt[1]	2,363,372	1,768,853
Less current maturities[1]	(39,771)	(38,420)
	$2,323,601	$1,730,433
[1]  Long-term debt and current maturities are presented net of discounts and deferred financing fees of $25.4 million as at December 31, 2020 (2019 - $20.4 million).

The Egypt limited recourse debt facilities have interest payable semi-annually with rates based on LIBOR plus a spread ranging from 1.6% to 1.9% per annum. Principal is paid in 24 semi-annual payments, which commenced in September 2010.
Other limited recourse debt facilities relate to financing for certain ocean going vessels which we own through less than wholly-owned entities under the Company's control. During 2020, the Company, through 50% owned entities, issued other limited recourse debt for $13 million bearing an interest rate of 5.08% with principal repayments due through September 2036. The debt will be used to acquire one ocean going vessel with expected delivery in in 2021.
For the year ended December 31, 2020, non-cash accretion, on an effective interest basis, of deferred financing costs included in finance costs was $3.6 million (2019 - $3.6 million).
The gross minimum principal payments for long-term debt in aggregate and for each of the five succeeding years are as follows:

	Egypt limited recourse debt facilities	Other limited recourse debt facilities	Unsecured notes	Construction Facility[1]	Total
2021	$31,552	$8,824	$—	$—	$40,376
2022	16,606	11,778	—	—	28,384
2023	—	12,424	—	—	12,424
2024	—	12,576	300,000	173,000	485,576
2025	—	13,654	—	—	13,654
Thereafter	—	105,002	1,700,000	—	1,805,002
	$48,158	$164,258	$2,000,000	$173,000	$2,385,416
[1]  Balance in long-term debt exceeds the principal payments by $3.3 million due the treatment for modification of interest terms.
During the year ended December 31, 2020, the Company issued $700 million of senior unsecured notes bearing a coupon of 5.125%, due October 15, 2027 and repaid $250 million of unsecured notes due March 1, 2022.
Additionally, the Company drew down $173 million of the $800 million non-revolving construction facility for the Geismar 3 project. The Company also has access to a $300 million committed revolving credit facility which is undrawn as at December 31, 2020. Both facilities are with a syndicate of highly rated financial institutions and expire in July 2024.
The covenants governing the Company’s unsecured notes, which are specified in an indenture, apply to the Company and its subsidiaries, excluding entities which we control but do not fully own, and include restrictions on liens, sale and lease-back transactions, a merger or consolidation with another corporation or sale of all or substantially all of the Company’s assets. The indenture also contains customary default provisions.
Significant covenants and default provisions under both facilities include:
i)    the obligation to maintain an EBITDA to interest coverage ratio of not less than or equal to 2:1 calculated on a four-quarter trailing basis where for only one quarter during the term of the credit facility the ratio can be as low as, but not less than 1.25:1, and a debt to capitalization ratio of less than or equal to 57.5%, both ratios calculated in accordance with definitions in the credit agreement that include adjustments related to the limited recourse subsidiaries,
ii)    a default if payment is accelerated by a creditor on any indebtedness of $50 million or more of the Company and its subsidiaries, except for the limited recourse subsidiaries, and
iii)    a default if a default occurs that permits a creditor to demand repayment on any other indebtedness of $50 million or more of the Company and its subsidiaries, except for the limited recourse subsidiaries.

The credit facilities are secured by certain assets of the Company, and also include other customary covenants including restrictions on the incurrence of additional indebtedness, restrictions against the sale or abandonment of the Geismar 3 project, as well as requirements associated with completion of plant construction and commissioning.
During the year ended December 31, 2020, the Company amended the terms of the committed revolving credit facility and the non-revolving construction facility for the Geismar 3 project, with the lenders modifying and waiving certain covenants. As part of the amendments, the debt to capitalization ratio has been increased to 60% for all the measurement periods starting on June 30, 2020 and ending on June 30, 2023. Additionally, the minimum interest coverage ratio threshold was lowered or waived for each of the measurement periods starting June 30, 2020 and ending on December 31, 2021. The impact on the remaining periods for which the waivers apply is as follows:

Four quarters ended	Minimum interest coverage ratio [2]	Minimum EBITDA [1] [2]

Q4 2020	not applicable	$25 million
Q1 2021	not applicable	$30 million
Q2 2021	not applicable	$70 million
Q3 2021	1.00x	not applicable
Q4 2021	1.25x	not applicable
Q1 2022 & thereafter	2.00x	not applicable
1 EBITDA is defined under the terms of the credit facilities.
[2] The minimum EBITDA or minimum interest coverage ratio provision may be fully waived for any two of the remaining measurement periods until Q4 2021.

The limited recourse debt facilities are described as limited recourse as they are secured only by the assets of the entity that carries the debt. Accordingly, the lenders to the limited recourse debt facilities have no recourse to the Company or its other subsidiaries.
The Egypt limited recourse debt facilities have covenants and default provisions that apply only to the Egypt entity, including restrictions on the incurrence of additional indebtedness and a requirement to fulfill certain conditions before the payment of cash or other shareholder distributions. Shareholder distributions are not permitted unless the average gas deliveries over the prior 12 months are greater than 70% of gas nominations.
Failure to comply with any of the covenants or default provisions of the long-term debt facilities described above could result in a default under the applicable credit agreement that would allow the lenders to not fund future loan requests, accelerate the due date of the principal and accrued interest on any outstanding loans or restrict the payment of cash or other distributions.
As at December 31, 2020, management believes the Company was in compliance with all significant terms and default provisions related to long-term debt obligations.